Exhibit 99.2

Marin Software Announces Sale of Perfect Audience

Strengthens balance sheet and enterprise brands focus

San Francisco, CA (Nov 21, 2019) – Marin Software Incorporated (NASDAQ: MRIN), a leading provider of digital marketing software for performance-driven advertisers and agencies, today announced that it has completed a transaction to sell its Perfect Audience business unit to SharpSpring, Inc. (NASDAQ: SHSP). SharpSpring is a global provider of affordable marketing automation delivered via a cloud-based Software-as-a Service (SaaS) platform.

The transaction is structured as a sale of assets and liabilities with a net cash purchase price of approximately $4.6 million prior to transaction costs. As part of the transaction, SharpSpring has acquired the key assets and liabilities of Perfect Audience. Marin Software and SharpSpring will work together to ensure a smooth transition for existing Perfect Audience customers.

“Marin is divesting Perfect Audience to focus on its enterprise brands across search, social, and e-commerce advertising,” said Chris Lien, Chief Executive Officer of Marin Software. “The sale strengthens Marin’s balance sheet to support ongoing investment in our cross channel platform helping leading brands to maximize the returns from their online advertising investments.”

FINANCIAL OUTLOOK:

Marin is providing updated guidance for the fourth quarter of 2019 as follows:

Forward Looking Guidance

(In Millions)

Three Months Ended Dec 31, 2019	Range of Estimate
	From	To
Revenues, net	$9.9	$10.4

Non-GAAP loss from operations	$(3.9)	$(3.4)

Non-GAAP loss from operations excludes the effects of stock-based compensation expense, amortization of internally developed software, intangible assets and deferred costs to obtain and fulfill contracts, impairment of goodwill and long-lived assets, capitalization of internally developed software, deferral of costs to obtain and fulfill contracts and non-recurring costs associated with restructurings.

Additionally, Marin does not reconcile its forward-looking non-GAAP loss from operations, due to variability between revenues and non-cash items such as stock-based compensation expense. Loss from operations includes stock-based compensation expense, which is affected by hiring and retention needs, as well as the future price of Marin’s stock. As a result, a reconciliation of the forward-looking non-GAAP loss from operations to loss from operations cannot be made without unreasonable effort.

ABOUT MARIN SOFTWARE

Marin Software Incorporated’s (NASDAQ: MRIN) mission is to give advertisers the power to drive higher efficiency and transparency in their paid marketing programs that run on the world’s largest publishers. Marin Software offers a unified SaaS advertising management platform for search, social, and eCommerce advertising. Marin Software helps digital marketers convert precise audiences, improve financial performance, and make better decisions. Headquartered in San Francisco with offices worldwide, Marin Software’s technology powers marketing campaigns around the globe. For more information about Marin Software, please visit www.marinsoftware.com.

NON-GAAP FINANCIAL MEASURES

Marin uses a non-GAAP financial measure in this release. Marin uses this non-GAAP financial measure internally in analyzing its financial results and believes it is useful to investors as a supplement to the corresponding GAAP measure in evaluating its ongoing operational performance. Marin believes that the use of this non-GAAP financial measure provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial results with other companies in our industry, many of which present similar non-GAAP financial measures to investors. Non-GAAP financial measures that Marin uses may differ from measures that other companies may use. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements including, among other things, statements regarding Marin’s business, the estimated net proceeds from the transaction and the expected benefits from the transaction, expectations about our ability to return to growth, impact of investments in product and technology on future operating results, progress on product development efforts, product capabilities and future financial results, including its outlook for the fourth quarter of 2019. These forward-looking statements are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors, including but not limited to our ability to maintain or grow sales to new and existing customers; any adverse changes in our relationships with and access to publishers and advertising agencies and strategic business partners; our ability to manage expenses and liquidity and raise additional capital; our ability to maintain or expand our sales and marketing capabilities; our ability to retain and attract qualified management and technical personnel or implement any planned personnel reductions; delays in the release of updates to our product platform or new features; competitive factors, including but not limited to pricing pressures, entry of new competitors and new applications; quarterly fluctuations in our operating results due to a number of factors; inability to adequately forecast our future revenues, expenses, Adjusted EBITDA, cash flows or other financial metrics; delays, reductions or slower growth in the amount spent on online and mobile advertising and the development of the market for cloud-based software; progress in our efforts to update our software platform; level of usage and advertising spend managed on our platform; our ability to maintain or expand sales of our solutions in channels other than search advertising; any slow-down in the search advertising market generally; any shift in customer digital advertising budgets from search to segments in which we are not as deeply penetrated; the development of the market for digital advertising; acceptance and continued usage of our platform and services by customers and our ability to provide high-quality technical support to our customers; material defects in our platform including those resulting from any updates we introduce to our platform, service interruptions at our single third-party data center or breaches in our security measures; our ability to develop enhancements to our platform; our ability to protect our intellectual property; our ability to manage risks associated with international operations; the impact of fluctuations in currency exchange rates, particularly an increase in the value of the dollar; near term changes in sales of our software services or spend under management may not be immediately reflected in our results due to our subscription business model; adverse changes in general economic or market conditions; and our ability to acquire and integrate other businesses or sell business assets. These forward-looking statements are based on current expectations and are subject to uncertainties and changes in condition, significance, value and effect as well as other risks detailed in documents filed with the Securities and Exchange Commission, including our most recent report on Form 10-K, recent reports on Form 10-Q and current reports on Form 8-K, which we may file from time to time, and all of which are available free of charge at the SEC’s website at www.sec.gov. Any of these risks could cause actual results to differ materially from expectations set forth in the forward-looking statements. All forward-looking statements in this press release reflect Marin’s expectations as of November 21, 2019. Marin assumes no obligation to, and expressly disclaims any obligation to update any such forward-looking statements after the date of this release.

Investor Relations Contact:

Brad Kinnish

CFO, Marin Software Incorporated

(415) 430-7646

ir@marinsoftware.com

Media Contact:

Wesley MacLaggan

Marketing, Marin Software

(415) 399-2580

press@marinsoftware.com